UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 1, 2009
(Date of earliest event reported)

Kayne Anderson Energy Development Company
(Exact name of registrant as specified in its charter)

Maryland	814-00725	20-4991752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
717 Texas Avenue - Suite 3100, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

(713) 493-2020
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

Kayne Anderson Energy Development Company Declares Distribution of $0.30 per Share for Q2 2009 and Updates Distribution Guidance for Fiscal 2009.

Item 9.01.     Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Kayne Anderson Energy Development Company dated July 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 2, 2009	KAYNE ANDERSON ENERGY
DEVELOPMENT COMPANY

		By:	/s/ David Shladovsky
David Shladovsky
Secretary and Chief Compliance Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Kayne Anderson Energy Development Company dated July 1, 2009